CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other comprehensive income (loss):
Income tax expense (benefit) on translation adjustments on net investment hedge	$ (5.4)	$ (4.8)	$ 7.9
Income tax expense (benefit) on unrealized gain (loss) on investments	(2.3)	1.1	0
Income tax expense (benefit) on defined benefit pension plans and retiree health care plan	$ 5.2	$ (4.3)	$ (4.8)